SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           FORM 8-K/A AMENDMENT NO. 3

                                       TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 22, 1996


                         Crown Cork & Seal Company, Inc.
             (Exact name of Registrant as specified in its charter)


 Pennsylvania                           1-2227                    23-1526444
(State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)



  9300 Ashton Road, Philadelphia, PA                      19136
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (215) 698-5100

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of CarnaudMetalbox.

          The Registrant hereby files, and incorporates herein by reference from
Exhibit 99.1 of this Form 8-K/A, the audited consolidated financial statements of CarnaudMetalbox for the years ended December 31, 1995, 1994 and 1993 and the independent auditors' report thereon, which were not available when the Form 8-K, to which this Amendment No. 2 relates, was filed on March 1, 1996.

     (b)  Pro Forma Financial Information.

          The Registrant hereby files, and incorporates herein by reference from
Exhibit 99.2 of this Form 8-K/A, the unaudited pro forma consolidated condensed financial statements of CarnaudMetalbox and the Registrant for the year ended December 31, 1995, which were not available when the Form 8-K, to which this Amendment No. 2 relates, was filed on March 1, 1996.

     (c)  The following exhibits are filed as part of this report on Form 8-K:

          23.1 Consent of Arthur Andersen LLP, Befec-Price Waterhouse, Salustro Reydel and Claude Chevalier.

          99.1 The audited consolidated financial statements of CarnaudMetalbox for the years ended December 31, 1995, 1994 and 1993 and the independent auditors' report thereon.

          99.2 The unaudited pro forma consolidated condensed financial statements of CarnaudMetalbox and the Registrant for the year ended December 31, 1995.







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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CROWN CORK & SEAL COMPANY, INC.



                                              By  /s/ Alan W. Rutherford
                                                  -----------------------------
                                                  Executive Vice President
                                                  Chief Financial Officer



Date:  May 7, 1996



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

                                  EXHIBIT INDEX


Exhibit No.,
As provided                                                     Page in
in Item 601                                                     Sequentially
Exhibit Number            Description                           Numbered Copy


23.1                     Consent of Arthur Andersen LLP,
                         Befec-Price Waterhouse, Salustro
                         Reydel and Claude Chevalier.

99.1                     The audited consolidated financial
                         statements of CarnaudMetalbox for
                         the years ended December 31, 1995,
                         1994 and 1993 and the independent
                         auditors' report thereon.

99.2                     The unaudited pro forma
                         consolidated condensed financial
                         statements of CarnaudMetalbox and
                         the Registrant for the year ended
                         December 31, 1995.



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